Exhibit 99.2

Flagstar Bancorp Troy, Michigan Presenters: Thomas J. Hammond Chairman of the Board Mark T. Hammond Chief Executive Officer July 29, 2009 Q2 2009 Results

The information contained in this presentation is not intended as a solicitation to buy Flagstar Bancorp, Inc. stock and is provided for general information. This presentation may include forward-looking statements and include comments with respect to our objectives and strategies, and the results of our operations and our business. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "expects," "assumes", "anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning, or future or conditional verbs such as "assuming", "will," "would," "should," "could" or "may." Forward-looking statements provide our expectations or predictions of future conditions, events or results. They are not guarantees of future performance. By their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific. These statements speak only as of the date they are made. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made. There a number of factors, many of which are beyond our control that could cause actual conditions, events or results to differ significantly from those described in the forward looking statements. Some of these are: Volatile interest rates that impact, amongst other things, (i) the mortgage banking business, (ii) our ability to originate loans and sell assets at a profit, (iii) prepayment speeds and (iv) our cost of funds, could adversely affect earnings, growth opportunities and our ability to pay dividends to shareholders. Our ability to raise additional capital. Competitive factors for loans could negatively impact gain on loan sale margins. Competition from banking and non-banking companies for deposits and loans can affect our growth opportunities, earnings, gain on sale margins and our market share. Changes in the regulation of financial services companies and government-sponsored housing enterprises, and in particular, declines in the liquidity of the mortgage loan secondary market, could adversely affect business. Changes in regulatory capital requirements or an inability to achieve desired capital ratios could adversely affect our growth and earnings opportunities and our ability to originate certain types of loans, as well as our ability to sell certain types of assets for fair market value. - General business and economic conditions, including unemployment rates, movements in interest rates, the slope of the yield curve, any increase in mortgage fraud and other criminal activity and the potential decline of housing prices in certain geographic markets, may significantly affect the company's business activities, loan losses, reserves and earnings. - Factors concerning the implementation of proposed enhancements could result in slower implementation times than we anticipate and negate any competitive advantage that we may enjoy. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events. Legal Disclaimer

Income Statement Q2 2009 Q1 2009 Q2 2008 (Dollars in millions, except for per share data) Net interest income $ 60.0 $ 56.7 $ 61.4 Provision for loan losses 125.7 158.2 43.8 Net interest (loss) income after provision (65.6) (101.5) 17.6 Non-interest income 134.5 190.9 100.3 Non-interest expense (171.8) (182.7) (93.7) (Loss) earnings before federal income tax (102.9) (93.2) 24.1 Benefit (provision) for federal income tax es 31.3 28.7 (8.4) Net (loss) earnings (71.7) (64.5) 15.7 Preferred stock dividends (4.9) (2.9) - Net (loss) earnings attributable to common shareholders $ (76.6) $ (67.4) $ 15.7 Diluted (loss) earnings per share $ (0.32) $ (0.76) $ 0.22 ** Totals may not foot due to rounding

Pre-tax, pre-credit-cost Income ($ in millions) Q2 2009 Q1 2009 Loss before tax provision and dividends ($102.9) ($93.2) Add back: Provision for loan losses $125.7 $158.2 Asset resolution $18.0 $24.9 Other than temporary impairment (OTTI) on AFS securities $0.3 $17.2 Secondary marketing reserve provision $24.0 $14.7 Write down of residual interests $3.4 $12.5 Reserve increase for reinsurance $10.4 $10.4 Total credit related costs: $181.8 $237.9 Pre-tax, pre credit-cost income $78.9 $144.7 ** Totals may not foot due to rounding

Non-recurring expenses ($ in millions) Q2 2009 FDIC Special Assessment $7.9 US Treasury Warrants $12.9 Total non-recurring expenses: $20.8 ** Totals may not foot due to rounding

Non-Interest Income Q2 2009 Q1 2009 Q2 2008 (Dollars in millions) Net loan administration Income $41.9 ($31.8) $37.4 Deposit fees and charges 8.0 7.2 6.8 Gain on loan sales and securitizations (1) 104.7 195.7 43.8 Impairment-investment securities AFS (0.3) (17.2) - (Loss) gain on trading securities (39.1) 23.7 - Other 19.4 13.2 12.3 Total non-interest income $134.5 $190.9 $100.3 Loans sold $ 9,878 $ 7,699 $ 8,107 Sales spread 1.06% 2.54% 0.54% Memo: "Other" includes net loan fees and charges, gain or loss on sale of mortgage servicing rights, income from subsidiaries, impairment to residuals, and mark to market on swaps (1) - On January 1, 2009, the Company adopted fair value accounting for its residential first mortgage loans held for sale that w ere originated on or after that date ** Totals may not foot due to rounding

Loan Production - Historical Trend 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 2006 4674 5260 4834 5440 20208 2007 5753 7422 6829 6690 26694 2008 8010 8177 6715 5405 28307 2009 9500 9287 ($ In millions) ** Totals may not foot due to rounding

Loan Production (Dollars in millions) Q2 2009 Q1 2009 Change Q2 2008 Change Residential mortgage loans $ 9,287 $ 9,500 $ (213) $ 8,060 $ 1,227 Consumer loans 1 3 (2) 46 (45) Commercial (Real Estate and Other) 8 17 (9) 71 (63) Total $ 9,296 $ 9,520 $ (224) $ 8,177 $ 1,119 ** Totals may not foot due to rounding

Historical Residential Loan Underwriting Volume Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec 2004 3891.315641 4515.498543 6430.20029 4300.637102 2805.066349 2791.890592 3133.055378 3581.914821 3690.052106 4054.817867 3821.400307 3223.16827 2005 2468.53308 3450.49945 3288.85428 3103.948114 3491.828253 4153.116494 3535.701425 3645.330447 3356.344069 2603.912834 2107.139106 1895.705115 2006 2005.463231 2030.875753 2661.483255 2243.020583 2468.98476 2203.561576 1979.416021 2584.998172 2242.711096 2545.552192 2529.372123 2540.923951 2007 2497.951031 2773.80617 4023.04768 3615.181719 3735.59713 3470.727806 3324.664449 4447.349518 3698.186558 4026.397042 4067.814631 4181.163919 2008 4956 5436 5169 4623 4347 3850 4008 3366 4109 3015 2426 5176 2009 6904 4217 4623 6013 3962 3278 ** Totals may not foot due to rounding

Historical Residential Loan Lock Volume Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec 2004 4536.544977 4293.893812 2938.028259 3624.61024 2685.013028 2861.528579 3068.983553 3552.051592 3829.495855 3916.508298 3762.421848 3023.535144 2005 2950.0595 3447.312622 3041.789802 3200.307829 3379.765993 4351.295977 3051.344636 3578.097451 3073.339528 2395.085688 1972.688367 1671.665722 2006 1999.287919 1877.983046 2594.320422 2017.490683 2292.536522 2180.94205 2043.624003 2501.659217 2193.938159 2373.869688 2526.489207 2248.739798 2007 2457.639069 2666.452654 3444.410385 3164 3164 3306 2831 3707 2905 3339 3361 3331 2008 4908 3766 5004 3662 3590 2914 3257 2550 3812 1987 3324 6305 2009 4345 3125 5130 4635 2860 2492 ** Totals may not foot due to rounding

Historical Residential Loan Closing Volume Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec 2004 1919.555676 2950.167099 3981.253294 4029.085569 2652.65278 2099.392093 1920.869958 2325.350686 2373.204991 2607.582446 2865.598185 2871.557813 2005 2119.527398 2032.084078 2659.690387 1998.865279 2179.57672 2609.814035 2680.555919 2900.791934 2574.154635 2292.817665 1735.287973 1408.860053 2006 1235.301979 1338.016697 1700.572528 1558.422809 1643.507911 1642.65456 1371.85547 1597.615942 1556.241354 1660.217324 1555.699477 1792.13055 2007 1783.125356 1621.014412 2078.6918 2377 2461 2361 2155 2312 2127 2194 2025 2252 2008 2360.333333 2629.333333 2870.333333 2859 2734 2467 2358 2250 2043 2263 1392 1850 2009 2911 3286 3296 3117 3220 2949 ** Totals may not foot due to rounding

Deposits (Dollars in millions) As of Jun 30, 2009 As of Mar 31, 2009 As of Jun 30, 2008 Weighted Weighted Weighted Balance Average Rate Balance Average Rate Balance Average Rate Demand deposits $ 455 0.27% $ 427 0.30% $ 456 0.65% Savings deposits 559 1.27% 446 1.79% 441 2.39% Money market deposits 718 1.60% 662 2.10% 544 2.47% Certificates of deposit / CDARS 4,310 3.62% 4,647 3.66% 3,616 4.27% Total retail deposits $ 6,042 2.91% $ 6,183 3.13% $ 5,057 3.59% Custodial Deposits 1,217 - 749 - 588 - Wholesale Deposits 1,791 3.68% 2,237 3.23% 958 4.78% Public Funds / CDARS 421 1.20% 616 1.80% 876 2.98% Total deposits $ 9,471 2.61% $ 9,786 2.83% $ 7,478 3.39% Number of banking branches 175 177 170 ** Totals may not foot due to rounding

Growth in Core Deposits 6/30/2008 9/30/2008 12/31/2008 3/31/2009 6/30/2009 Core Deposits * 951.35 957.15 971.87 1021.4 1090.99 * Includes checking accounts, savings accounts < $100,000 and money market accounts < $100,000

Selected Balance Sheet Items As of (Dollars in millions, except for per share data) Jun 30, 2009 Mar 31, 2009 Jun 30, 2008 Total assets $ 16,423.3 $ 16,809.8 $ 14,606.0 First mortgage loans 5,529 5,755 6,043 Second mortgage loans 247 266 295 Commercial real estate loans 1,692 1,759 1,706 Warehouse 383 569 423 Consumer loans 508 527 529 Other investment loans 59 70 95 Investment loan portfolio $ 8,418 $ 8,946 $ 9,091 Loans held for sale $ 3,009.7 $ 3,660.3 $ 2,706.4 Investment securities avail. for sale 735 776 978 Mortgage servicing rights (1) 664 523 672 Stockholders' equity 916 931 802 Mortgage loans serviced for others $ 61,531 $ 58,856 $ 45,831 ** Totals may not foot due to rounding (1) Includes residential and consumer

Residential First Mortgage – By State

Residential First Mortgages *

As of Jun 30, 2009

($ in thousands)

State	AFS				HFI						
	ARM	Fixed	Total	% of Total	ARM	Fixed	Balloon	First HELOC	Power Option ARM	Total	% of Total
CA	$ 1,828	$ 770,974	$ 772,802	26.4%	$ 1,087,727	$ 503,573	$ 1,079	$ 724	$ 14,536	$ 1,607,639	29.3%
FL	329	163,954	164,283	5.6%	611,596	163,308	2,233	2,284	13,628	793,048	14.4%
MI	304	173,485	173,789	5.9%	429,429	65,345	8,228	912	4,508	508,423	9.3%
WA	1,225	178,991	180,216	6.2%	198,542	74,605	319	200	5,864	279,530	5.1%
AZ	70	92,069	92,139	3.1%	159,259	69,494	1,683	-	2,216	232,652	4.2%
CO	-	71,347	71,347	2.4%	137,464	34,139	3,504	328	1,129	176,564	3.2%
TX	-	236,951	236,951	8.1%	87,741	71,958	276	-	3,580	163,554	3.0%
NV	-	17,924	17,924	0.6%	105,047	23,699	2,273	-	932	131,951	2.4%
MD	188	55,914	56,102	1.9%	92,461	37,402	367	-	487	130,718	2.4%
VA	-	54,260	54,260	1.9%	87,590	26,052	111	-	2,203	115,956	2.1%
NY	485	86,574	87,058	3.0%	61,032	53,180	317	-	1,099	115,628	2.1%
NJ	-	48,302	48,302	1.7%	66,235	35,276	233	512	2,275	104,532	1.9%
GA	417	67,740	68,157	2.3%	60,139	27,996	15,658	-	529	104,321	1.9%
IL	88	60,668	60,756	2.1%	73,444	24,007	278	-	-	97,729	1.8%
OH	-	53,887	53,887	1.8%	75,871	17,205	822	123	76	94,097	1.7%
OR	244	59,355	59,599	2.0%	49,655	31,208	-	2	1,729	82,595	1.5%
NC	-	59,185	59,185	2.0%	25,777	15,078	4,969	-	248	46,072	0.8%
Other	716	669,363	670,080	22.9%	482,785	191,932	22,396	1,639	6,515	705,267	12.8%
Total :	$ 5,894	$ 2,920,944	$ 2,926,838	100%	$ 3,891,795	$ 1,465,458	$ 64,746	$ 6,724	$ 61,555	$ 5,490,278	100%

* Excludes net prem/disc, FAS 91, negative escrow and participation loans

Flagstar Bancorp

** Totals may not foot due to rounding

July 29, 2009 15

Residential First Mortgage - By LTV Residential First Mortgages * As of Jun 30, 2009 ($ in thousands) AFS HFI LTV ** % of First Power ARM Fixed Total ARM Fixed Balloon Option Total % of Total Total HELOC ARM 70% $ 2,175 $ 714,089 $ 716,264 24.5% $ 1,328,012 $ 551,557 $ 8,853 $ 3,065 $ 2,964 $ 1,894,450 34.5% 70% - 79.99% 2,364 558,521 560,886 19.2% 1,656,234 646,750 8,148 2,467 2,103 2,315,702 42.2% 80% - 90% 796 521,808 522,604 17.9% 718,650 151,513 35,665 1,193 56,488 963,510 17.5% 90% 559 1,126,525 1,127,084 38.5% 188,899 115,638 12,080 - - 316,616 5.8% Total : $ 5,894 $ 2,920,944 2,926,838$ 100% $ 3,891,795 $ 1,465,458 $ 64,746 $ 6,724 $ 61,555 $5,490,278 100% * Excludes net prem/disc, FAS 91, negative escrow and participation loans ** LTV equals current principal balance divided by appraised value at origination ** Totals may not foot due to rounding

Residential First Mortgage - By Original FICO Residential First Mortgages * As of Jun 30, 2009 ($ in thousands) AFS HFI FICO First Power ARM Fixed Total % of Total ARM Fixed Balloon Option Total % of Total HELOC ARM No score $ - $ 321,058 $ 321,058 11.0% $ 25,384 $ 10,555 $ - $ - $ - $ 35,939 0.7% 580 - 6,832 6,832 0.2% 39,745 37,822 - - - 77,567 1.4% 580 - 619 88 103,964 104,052 3.6% 47,808 43,798 212 - - 91,817 1.7% 620 - 659 1,337 299,588 300,925 10.3% 226,167 94,481 1,670 97 - 322,415 5.9% 660 - 699 - 363,676 363,676 12.4% 1,052,832 372,013 10,754 510 2,026 1,438,135 26.2% 699 4,470 1,825,826 1,830,296 62.5% 2,499,860 906,790 52,109 6,117 59,530 3,524,405 64.2% Total : $ 5,894 $ 2,920,944 $2,926,838 100% $ 3,891,795 $ 1,465,458 $ 64,746 $ 6,724 $ 61,555 $ 5,490,278 100% * Excludes net prem/disc, FAS 91, negative escrow and participation loans ** Totals may not foot due to rounding

Residential First Mortgage - By Vintage Residential First Mortgages * As of Jun 30, 2009 ($ in thousands) AFS HFI Vintage % of First Power % of ARM Fixed Total ARM Fixed Balloon Total Total HELOC Option ARM Total 2001 and older $ - $ - $ - 0.0% $ 72,160 $ 35,529 $ 641 $ - $ - $ 108,330 2.0% 2002 - - - 0.0% 33,662 14,907 1,094 - 497 50,160 0.9% 2003 - - - 0.0% 419,739 50,767 7,925 - 2,830 481,261 8.8% 2004 - - - 0.0% 1,005,780 48,510 1,679 4,375 1,478 1,061,821 19.3% 2005 - - - 0.0% 1,068,633 36,444 2,337 1,736 12,973 1,122,123 20.4% 2006 - - - 0.0% 334,051 261,209 22,461 381 25,335 643,437 11.7% 2007 - - - 0.0% 893,677 961,888 27,307 232 18,442 1,901,547 34.6% 2008 1,691 43,269 44,960 1.5% 53,644 54,764 1,301 - - 109,709 2.0% 2009 4,204 2,877,674 2,881,878 98.5% 10,450 1,441 - - - 11,891 0.2% Total : $ 5,894 $ 2,920,944 $ 2,926,838 100% $ 3,891,795 $ 1,465,458 $ 64,746 $ 6,724 $ 61,555 $ 5,490,278 100% * Excludes net prem/disc, FAS 91, negative escrow and participation loans ** Totals may not foot due to rounding

Non Agency Investment Securities Available for Sale Portfolio

As of Jun 30, 2009

($ in 000's)

Balances						Ratings					
						Initial			Current		
Security	CUSIP	Current Principal	OTTI Impairment	Mark-to-Market	Net Book Value	M	SP	F	M	SP	F
CWALT 2006-45T1 2A5	02149JAU0	$36,085	($3,692)	($13,431)	$18,963	Caa1	AAA	AAA	Caa1	B	BB
CWHL 2007-3 A1	12543RAA7	41,193	(1,124)	(10,103)	29,966	Aaa	AAA	AAA	NR	CCC	BB/*-
CWHL 2006-18 1A1	12543WAA6	35,547	(350)	(7,035)	28,162	Aaa	AAA	AAA	NR	B-	BBB/*-
CWHL 2005-23-A1	126694GU6	40,806	-	(8,311)	32,495	NR	AAA	AAA	NR	AA-	AAA/*-
CWHL 2006-1 A2	126694XC7	34,159	(386)	(6,829)	26,944	NR	AAA	AAA	NR	BBB	BBB/*-
CWHL 2007-J1 1A1	12669MAA6	78,896	(5,153)	(18,974)	54,769	NR	AAA	AAA	NR	CCC	C
CMLTI 09-5 5A1	17315GAJ7	33,451	-	(26)	33,425	NR	AAA	AAA	NR	NR	AAA
CWALT TR 2006-J8	23245LAD2	37,138	(7,279)	(10,416)	19,443	NR	AAA	AAA	NR	B/*-	CC
CWALT 2007-1T1 1A1	23246KAA9	40,904	(7,067)	(11,558)	22,279	Caa2	B/*-	CC	Caa2	B/*-	CC
GSR 2006-9F 2A1	3622X7AD8	36,496	(1,274)	(11,444)	23,778	Aaa	AAA	BBB/*-	B3	NR	BBB/*-
GSR 2006-7F 2A1	36298NAD6	39,132	(1,339)	(17,129)	20,664	Aaa	NR	BB/*-	B3	NR	BB/*-
JPMMT 2006-S4 A7	46629SAG7	70,619	(1,638)	(18,741)	50,240	Aaa	CCC	BB/*-	B3	CCC	BB/*-
	Subtotal	$524,425	($29,301)	($133,997)	$361,127						
GMS Trust 2006-1	33848FAA1	$214,127	($2,793)	($18,407)	$192,927	Aaa	AAA	NR	B3	AAA	NR
	Subtotal	$214,127	($2,793)	($18,407)	$192,927						
	Total	$738,552	($32,094)	($152,404)	$554,055						

** Totals may not foot due to rounding

Flagstar Bancorp July 29, 2009 19

Asset Quality As of / For the Quarter Ending Jun 30, 2009 Mar 31, 2009 Jun 30, 2008 Delinquency rate(1) 11.18% 9.99% 4.00% Non-performing assets(2)to total assets 6.64% 6.04% 3.38% Net charge-off ratio(3) 5.42% 3.00% 0.50% Net charge-offs (in millions) $ 117.7 $ 68.2 $ 11.2 Non-performing loans (in millions) $ 940.8 $ 893.8 $ 363.9 Allowance to non-performing loans 50.4% 52.1% 42.3% Allowance to loans held for investment 5.63% 5.21% 1.69% Allowance for loan losses (in millions) $ 474.0 $ 466.0 $ 154.0 1 Non performing loans (includes 90+, matured and performing non-accruals) as a % of investment loans, calculated using OTS method 2 Includes non-performing loans, real estate ow ned and repurchased assets 3 Ratio of charge-offs to average investment loans ** Totals may not foot due to rounding

Asset Quality by Loan Type - HFI (unaudited) ($ in 000's) As of Jun 30, 2009 Non Annualized Q2 Total % of Overall Total General Total Balance Perform ing % of Balance '09 Charge Off Specific Delinquencies Reserves (2) Reserves Loans (1) Ratio Reserves Mortgage $5,529,395 $588,180 10.64% 62.52% 1.52% $187,945 $45,517 $233,462 Second Mortgage 246,895 8,105 3.28% 0.86% 14.22% 32,219 - 32,219 HELOC 389,949 11,295 2.90% 1.20% 4.49% 24,479 421 24,900 Commercial Real Estate 1,692,052 318,768 18.84% 33.88% 9.93% 46,294 116,438 162,732 Commercial 21,231 3,528 16.62% 0.38% 0.06% 587 2,068 2,655 Construction 36,599 9,525 26.03% 1.01% 6.74% 2,889 1,229 4,118 Warehouse 383,368 - - - 0.17% 1,953 2,282 4,235 Other Consumer 118,360 1,376 1.16% 0.15% 2.81% 2,262 295 2,557 Total : $8,417,849 $940,777 11.16% 100.00% 3.00% $298,628 $168,250 $466,878 Over 90 day delinquent plus matured plus performing non accrual, calculated using OTS method. General reserves do not include unallocated reserve and reserve allocated to deposits ** Totals may not foot due to rounding

Real Estate Owned Portfolio ** Totals may not foot due to rounding As of Jun 30, 2009 ($ in 000's) Manufactured Single Family Commercial % Construction % % % Total % Homes Homes Current month $ 4,451 26.5% $ 223 10.2% $ - 0.0% $16,525 16.0% $21,199 16.1% 30 days 1,296 7.7% 169 7.7% 55 8.1% 15,071 14.6% 16,592 12.6% 60 days - - 717 32.8% 11 1.6% 15,934 15.4% 16,661 12.7% 90 days - - - - - - 7,129 6.9% 7,129 5.4% 91 - 180 days - - 362 16.6% 231 34.1% 18,914 18.3% 19,507 14.8% 181 - 365 days 6,048 36.0% 709 32.4% 106 15.6% 19,084 18.5% 25,946 19.7% 1 - 2 years 4,615 27.5% - - 242 35.8% 10,473 10.1% 15,331 11.6% 2 - 3 years 381 2.3% - - 33 4.8% 64 0.1% 478 0.4% 3 - 4 years - - 6 0.3% - - 99 0.1% 106 0.1% 4 - 5 years - - - - - - 101 0.1% 101 0.1% Loan to facilitate 8,511 6.5% In Process - - - - - - - - 59 0.0% Total: $16,792 100.0% $2,186 100.0% $677 100.0% $103,395 100.0% $131,620 100.0%

Historical Monthly Delinquency Trends - HFI Mortgage Loans* 6/1/2009 5/1/2009 4/1/2009 3/1/2009 2/1/2009 1/1/2009 12/1/2008 11/1/2008 10/1/2008 9/1/2008 8/1/2008 7/1/2008 6/1/2008 30 day delinquent loans 107234 128417 129291 125928 131567 138939 135648 126410 111734 94181 107085 76984 84222 60 day delinquent loans 80371 89521 101227 103422 103478 110269 93628 88254 74374 88320 68045 71656 64039 90+ day and matured delinquent loans 607580 628835 600579 582600 554075 494681 455948 396879 356919 321625 294598 264784 245783 * Includes First Mortgage, Second Mortgage and HELOC portfolios, calculated using OTS method

Historical Capital Ratios 6/30/2009 3/31/2009 12/31/2008 9/30/2008 6/30/2008 3/31/2008 Risk-Based 0.1367 0.1358 0.091 0.111 0.1165 0.1047 Tier 1 (Core) 0.0719 0.0722 0.0495 0.0629 0.067 0.0564 Equity to Assets 0.0557 0.0577 0.0337 0.0534 0.0549 0.0442 Regulatory Adequately Capitalized 0.08 0.08 0.08 Regulatory Adequately Capitalized 0.04 0.04 0.04

2009 Outlook 2009 Outlook As of June 30, 2009 As of Jan 30, 2009 Target asset size $14.0 - $14.4 billion $14.1 - $15.5 billion Residential mortgage loan originations $33 - $39 billion $38 - $46 billion Loan sales $32 - $38 billion $37 - $44 billion Gain on loan sale margin 132 - 142 bps 132 - 142 bps Net interest margin (bank) 176 - 186 bps 186 - 196 bps Provision Expense $377 - $442 million $382 - $422 million

Appendix

Commercial Real Estate (CRE) Loan Portfolio

As of Jun 30, 2009

($ in 000's)

Property Type	Balance	Percentage of Loans	30 Days	60 Days	90+ Days	Total ($) OTS Delinquent	90+ Days (%) Delinquent	Specific Reserve	General Reserve
Office	$403,159	23.83%	$20,390	5,783	$33,933	$60,105	8.42%	$25,819	$10,973
Retail	292,747	17.30%	-	2,124	22,585	24,708	7.71%	15,325	7,968
Shopping Center	325,857	19.26%	21,758	638	38,390	60,786	11.78%	17,543	8,869
Residential Development	142,946	8.45%	1,145	535	64,565	66,245	45.17%	37,738	3,891
Other	159,003	9.40%	-	-	1,372	1,372	0.86%	3,386	4,328
Non-residential Development	33,808	2.00%	184	745	12,895	13,823	38.14%	8,574	920
Industrial	134,434	7.95%	2,517	-	19,823	22,340	14.75%	5,103	3,659
Multi-Family	136,670	8.08%	246	-	12,004	12,250	8.78%	1,311	3,720
Warehouse	59,401	3.51%	-	80	2,209	2,288	3.72%	1,143	1,617
Single Family	10,684	0.63%	501	3,444	480	4,425	4.49%	497	291
Land	2,102	0.12%	-	-	774	774	36.84%	-	57
CIP, Premium, FAS 91	(8,759)	-0.52%	NA	NA	NA	N/A	N/A	NA	NA
Totals	**$1,692,052**	**100.00%**	**$46,740**	**$13,348**	**$209,029**	**$269,117**	**12.35%**	**$116,438**	**$46,294**

Auto Related Loans	Amount	% of portfolio
Direct (borrower in auto industry)	$8,786	1%
Indirect (borrower's tenant(s) in auto industry)	60,413	4%
	$69,199	4%

Flagstar Bancorp

** Totals may not foot due to rounding

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Delinquent Loans by Loan Type - HFI Calculated using OTS method (unaudited) As of Jun 30, 2009 ($ in 000's) 30 Day 60 Day 90 Day + Matured Delinquent % of Delinquent % of Delinquent % of Balance Loans (1) Balance Loans (1) Balance Loans (1) Balance Mortgage $5,529,395 $98,466 1.78% $72,389 1.31% $588,180 10.64% Second Mortgage 246,895 4,389 1.78% 3,519 1.43% 8,105 3.28% HELOC 389,949 4,379 1.12% 4,463 1.14% 11,295 2.90% Commercial Real Estate 1,692,052 46,740 2.76% 13,348 0.79% 318,768 18.84% Commercial 21,231 2,972 14.00% 59 0.28% 3,528 16.62% Construction 36,599 580 1.58% 251 0.69% 9,525 26.03% Warehouse 383,368 - - - - - - Other Consumer 118,360 778 0.66% 538 0.45% 1,376 1.16% Total : $8,417,849 $158,304 1.88% $94,567 1.12% $940,777 11.18% 1. Calculated using OTS method ** Totals may not foot due to rounding

HFI Residential 1st Mortgage Portfolio - by FICO and by LTV HFI Residential First Mortgage Portfolio As of Jun 30, 2009 ($ in thousands) LTV FICO 70% 70% - 79.99% 80% - 90% 90% Del. Portfolio % of Del. Portfolio % of Del. Portfolio % of Del. Portfolio % of Loans* Balance Balance Loans* Balance Balance Loans* Balance Balance Loans* Balance Balance No Score $352 $6,550 5.4% $1,050 $6,832 15.4% $2,220 $12,468 17.8% $2,052 $10,090 20.3% 580 1,307 11,755 11.1% 1,664 10,611 15.7% 3,109 18,125 17.2% 7,093 37,077 19.1% 580 - 619 776 14,889 5.2% 1,151 12,273 9.4% 4,063 20,277 20.0% 10,248 44,378 23.1% 620 - 659 9,408 144,445 6.5% 9,239 86,486 10.7% 5,584 31,182 17.9% 14,017 60,302 23.2% 660 - 699 38,078 488,811 7.8% 90,455 647,948 14.0% 41,175 244,145 16.9% 10,138 57,230 17.7% 699 50,956 1,228,000 4.1% 143,945 1,551,552 9.3% 120,531 637,313 18.9% 19,569 107,540 18.2% ** Totals may not foot due to rounding * 90 day + matured and non performing accruals, calculated using OTS method

Non Performing Loans - by State - HFI Non Performing Loans* As of Jun 30, 2009 ($ in thousands) Percent of Second Commercial Percent of State Mortgage HELOC Commercial Construction Consumer Total Mortgage Mortgage Real Estate Total MI $28,299 4.8% $851 $2,443 $192,415 $1,281 $364 $1,060 $226,711 24.1% FL 190,763 32.4% 1,067 966 2,301 66 62 95 195,319 20.8% CA 138,123 23.5% 1,521 3,007 8,604 - 999 - 152,254 16.2% GA 13,190 2.2% 16 - 40,865 50 - 32 54,152 5.8% AZ 28,354 4.8% 185 605 2,324 1,034 - - 32,502 3.5% NV 26,150 4.4% 325 233 - 138 - - 26,845 2.9% CO 13,596 2.3% 201 77 10,948 - - - 24,823 2.6% IL 11,161 1.9% 176 317 11,585 - - - 23,239 2.5% OH 13,006 2.2% - 154 8,138 312 - 12 21,622 2.3% KY 438 0.1% - - 19,143 - 809 - 20,391 2.2% UT 8,869 1.5% 467 117 5,512 - 4,422 - 19,387 2.1% NY 13,969 2.4% 363 1,010 2,540 - - - 17,882 1.9% ID 2,163 0.4% - 91 13,927 - - - 16,181 1.7% NJ 12,987 2.2% 65 294 - - - - 13,347 1.4% WA 10,976 1.9% 619 264 - - 296 - 12,155 1.3% Other 76,136 12.9% 2,249 1,717 466 647 2,573 176 83,965 8.9% Total $588,181 100% $8,105 $11,295 $318,768 $3,527 $9,524 $1,376 $940,777 100% * 90 day + matured and non performing accruals, calculated using OTS method ** Totals may not foot due to rounding

Non Performing Loans - by Vintage - HFI Non Performing Loans* As of Jun 30, 2009 ($ in thousands) Percent of Second Commercial Percent of Vintage Mortgage HELOC Commercial Construction Consumer Total Mortgage Mortgage Real Estate Total Older $7,382 1.3% $26 $179 $6,870 $ - $70 $1 $14,528 1.5% 2001 2,025 0.3% 66 26 6,960 31 - - 9,109 1.0% 2002 2,039 0.3% 182 323 1,461 - - 7 4,011 0.4% 2003 17,404 3.0% 36 1,345 23,886 394 - - 43,065 4.6% 2004 66,498 11.3% 222 1,445 22,281 - - 211 90,656 9.6% 2005 137,299 23.3% 360 3,385 53,730 - - 576 195,350 20.8% 2006 109,055 18.5% 1,222 953 109,029 297 4,129 201 224,886 23.9% 2007 228,704 38.9% 5,991 3,640 87,778 2,454 5,325 213 334,104 35.5% 2008 17,652 3.0% - - 1,241 353 - 168 19,413 2.1% 2007 122 0.0% - - 5,533 - - - 5,656 0.6% Total $588,181 100% $8,105 $11,295 $318,768 $3,527 $9,524 $1,376 $940,777 100% ** Totals may not foot due to rounding * 90 day + matured and non performing accruals, calculated using OTS method

Commercial Real Estate (CRE) Loan Portfolio - by Vintage Commercial Real Estate Portfolio* As of Jun 30, 2009 ($ in 000's) Non- Shopping Residential Industrial / Vintage Office Retail Other Residential Multi-family Total Center Development Warehouse Development 1997 $141 $ - $ - $ - $2,441 $ - $ - $8 $2,591 1998 - 333 2,999 - 723 - 1,461 - $5,515 1999 3,219 330 2,741 - 9,836 745 5,897 1,323 $24,091 2000 772 3,391 1,035 - 3,018 - 4,239 218 $12,674 2001 9,612 2,048 3,153 4,324 5,990 - 3,116 304 $28,545 2002 9,820 2,990 4,259 - 7,290 - 23,064 2,115 $49,538 2003 25,749 10,866 17,781 - 16,648 - 17,136 6,900 $95,080 2004 89,525 38,920 10,510 4,706 14,775 - 15,986 6,263 $180,685 2005 48,961 31,821 22,918 30,200 31,670 1,410 22,515 20,584 $210,078 2006 76,294 65,780 117,631 32,189 42,911 14,662 38,997 14,140 $402,602 2007 102,552 58,076 96,392 69,169 27,460 13,812 44,673 63,842 $475,976 2008 35,893 73,741 45,929 1,798 7,726 - 16,498 6,503 $188,089 2009 623 4,452 509 - 1,300 3,740 253 - $10,877 Total $403,159 $292,747 $325,857 $142,386 $171,789 $34,368 $193,834 $122,199 $1,686,340 ** Totals may not foot due to rounding * Excludes Commercial Letters of Credit, CIP, Premium and FAS 91

Commercial Real Estate (CRE) Loan Portfolio - by State Commercial Real Estate Portfolio* As of Jun 30, 2009 ($ in 000's) Non- Shopping Residential Industrial / State Office Retail Other Residential Multi-family Total Center Develpoment Warehouse Development MI $230,157 $177,493 $116,454 $48,045 $118,547 $6,729 $116,676 $80,175 $894,276 GA 46,287 30,463 128,146 43,672 7,144 0 7,203 3,400 $266,315 CA 51,328 42,684 13,697 9,279 4,355 0 39,977 2,699 $164,021 IN 6,513 24,789 10,276 535 15,313 5,696 12,564 525 $76,211 AZ 36,767 452 8,393 - - - - - $45,611 IL - - 6,544 11,585 1,566 - - 24,010 $43,706 FL - 1,814 4,803 3,614 719 9,576 10,864 - $31,391 VA - 1,134 25,333 - - - - - $26,467 NY 975 - - 2,540 16,035 - - 2,037 $21,587 KY 19,396 - - - - - - - $19,396 ID 2,848 - 2,636 - - 8,443 - - $13,927 OH 1,364 - 1,547 4,398 1,283 3,740 - - $12,331 CO - - - 10,948 - - 156 - $11,104 TN - 5,862 2,338 - - - 1,360 - $9,560 PA - 712 - - 3,420 - 1,833 2,603 $8,567 OTHER 7,526 7,343 5,690 7,770 3,408 184 3,201 6,749 $41,870 Total $403,159 $292,747 $325,857 $142,386 $171,789 $34,368 $193,834 $122,199 $1,686,340 * Excludes Commercial Letters of Credit, CIP, Premium and FAS 91

Loss Mitigation - Flagstar Portfolio 2009 Flagstar Loss Mitigation Closings 400 350 300 s 250 g sin lo 200 C f o 150 # 100 50 0 Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09 Jul-09 Aug-09 Sep-09 Oct-09 Nov-09 Dec-09 Month FORBEARANCE REP AYMENT MODIFICATION SHORT SALE DEED IN LIEU CHARGE OFF

Loss Mitigation – Serviced for Others



2009 Loss Mitigation Closings - Serviced for Others
# of Closings
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FORBEARANCE
SMP FORBEARANCE
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SHORT SALE
HOME SAVER ADVANCE
DEED IN LIEU
CHARGE OFF
PARTIAL CLAIM
HMP TRIAL

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